TARGET PORTFOLIO TRUST
Intermediate-Term Bond Portfolio

Supplement dated December 15, 2010 to the Prospectus and Statement of Additional Information dated February 25, 2010

Effective January 1, 2011, Paul McCulley will no longer serve as Portfolio Managers for the Intermediate-Term Bond Portfolio (the “Portfolio”). To reflect this, all reference to Mr. McCulley will hereby be deleted from the Portfolio’s Prospectus and Statement of Additional Information (“SAI”) on January 1, 2011.

Saumil H. Parikh, CFA will serve as Portfolio Manager for the Portfolio effective January 1, 2011. To reflect this change, the following additions are to be made to the Prospectus and SAI:

I.	The Summary Section/Intermediate-Term Bond Portfolio/Management of the Fund section of the Prospectus is hereby deleted and replaced with the following:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Saumil H. Parikh, CFA	Managing Director and Portfolio Manager	January, 2011

II.

The last paragraph of the How the Trust is Managed/Portfolios Managers/International Bond Portfolio, Total Return Bond Portfolio and Intermediate-Term Bond Portfolio section of the Prospectus is hereby deleted and replaced with the following:

Mr. Parikh is a managing director and generalist portfolio manager in the Newport Beach office. He is head of macroeconomic research for North America and also serves as a member of the short-term, mortgage and global specialist portfolio management teams. Prior to joining PIMCO in 2000, Mr. Parikh was a financial economist and market strategist at UBS Warburg. He has 12 years of investment experience and holds undergraduate degrees in economics and biology from Grinnell College.

III.

The Management and Advisory Arrangements/Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities/Intermediate-Term Bond section of the SAI is hereby deleted and replaced with the following:

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Pacific Investment Management Company LLC	Saumil H. Parikh, CFA	6/$2.199 billion	5/$1.489 billion	48/$25.171 billion 8/$4.170 billion	None

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